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                                                                   EXHIBIT 23.02

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (SEC File No. 333-39923) of U.S.A. Floral Products, Inc. of our report dated March 8, 1996, relating to the financial statements of CFX, Inc., appearing on page 144 of this Annual Report on Form 10-K.

/s/ Madsen, Sapp, Mena, Rodriguez & Co., P.A.

MADSEN, SAPP, MENA, RODRIGUEZ & CO., P.A.

Plantation, Florida
March 24, 1998